Exhibit 10.63


               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENTS



Reference is made to the Securities Purchase Agreements dated as of December 23, 1998 (as amended, the "SPA") between the Companies (the "Companies"), and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, National City Venture Corporation, and Great Lakes Capital Investments I L.L.C.(together, the "Holders").

WHEREAS, the Company and the Holders are desirous of amending the SPA and granting certain consents on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the SPA and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Holders agree as follows:

1. Sections 14.7 (a)(ii) of the SPA is amended by replacing the dollar limits for the four consecutive fiscal quarter periods ending December 31, 2000 with the minimum amount figure set forth below:


           ----------------------------- --------------------------
           Period of Four
           Consecutive Fiscal            Minimum Amount
           Quarters Ending
           ----------------------------- --------------------------
           December 31, 2000             $19,865,700
           ----------------------------- --------------------------


2. Sections 14.7 (b) (ii) of the SPA is amended by replacing the minimum ratio for the four consecutive fiscal quarter periods ending December 31, 2000 with the minimum ratio set forth below:

           ----------------------------- --------------------------
           Period of Four
           Consecutive Fiscal            Minimum Ratio
           Quarters Ending
           ----------------------------- --------------------------
           December 31, 2000             1.25 to 1.00
           ----------------------------- --------------------------

3. The Companies and the Holders acknowledge and agree that the entering into by the Companies of the Capital Call Agreement (as used herein, "Capital Call Agreement" shall mean the Capital Call Agreement dated as of November 14, 2000 between, among others, Heller Financial, Inc., Harvest Partners III, L.P., and Lund International Holdings, Inc., as originally executed by the parties thereto, and shall not include any amendments or modifications thereto), the performance of their obligations thereunder and the consummation of the Proposed Transaction (as such term is defined in the Capital Call Agreement) shall not cause a default under Sections 14.15 and 14.17 of the Securities Purchase Agreements.

4. The Companies and the Holders agree that the equity securities issued pursuant to the Capital Call Agreement may be repurchased or redeemed by the Companies without violation of Section 14.6 so long as:

              (a) such redemption or repurchase is permitted under the Senior Loan Agreement;

              (b) after giving effect to such redemption or repurchase, no Default or Event of default would exist under the Securities Purchase Agreements;


              (c) the Minimum Consolidated EBITDA for the preceding four fiscal quarters is not less than $22,000,000 and

              (d) The Companies shall have satisfied the conditions set forth in Section 2(f) of the Capital Call Agreements.

5. The effectiveness of this Second Amendment is expressly subject to the following conditions:

              (a) The Companies shall have executed and delivered this Second Amendment to the Holders;

              (b) All proceedings taken in connection with the transactions contemplated by this Second Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Holders;

              (c) No Default or Event of Default shall have occurred and be continuing;

              (d) The accuracy of the representations and warranties set forth in Section 7 Below; and

              (e) The Senior Loan Agreement shall have been amended in a manner satisfactory to the Holders.

6. The capitalized terms used herein shall have the respective meanings specified in the

       SPA unless otherwise defined herein or if the context shall otherwise require.

 7. To induce the Holders to enter into this Second Amendment, the Companies represent and warrant to the Holders that the execution, delivery, and performance of this Second Amendment has been duly authorized by all requisite corporate action on the part of each of the Companies and that this Second Amendment has been duly executed and delivered by the Companies.

 8. Except as expressly modified herein, the terms and conditions of the SPA are hereby ratified, confirmed and approved in all respects.

 9.   This document shall be dated as of  November     14      , 2000.
                                                   ------------


ACCEPTED AND AGREED TO:


MASSACHUSETTS MUTUAL LIFE                           MASSMUTUAL CORPORATE VALUE
INSURANCE COMPANY                                   PARTNERS LIMITED
By:  David L. Babson & Company Inc.                 By:  David L. Babson & Company Inc.
as Investment Adviser                               Under delegated authority From
                                                    Massachusetts Mutual Life Insurance
                                                    Company, as Investment Manager

/s/  Michael P. Hermsen                             /s/  Michael P. Hermsen
-------------------------------------               ---------------------------------
By: Michael P. Hermsen                              By: Michael P. Hermsen
Its:  Managing Director                             Its: Managing Director



MASSMUTUAL CORPORATE                                MASSMUTUAL PARTICIPATION
INVESTORS                                                     INVESTORS


/s/ Michael P. Hermsen                              /s/ Michael P. Hermsen
-------------------------------------               ---------------------------------
By: Michael P. Hermsen                              By: Michael P. Hermsen
Its:  Managing Director                             Its: Managing Director
The foregoing is executed on behalf of              The foregoing is executed on behalf of
MassMutual Corporate Investors, organized           MassMutual Participation Investors,
Under a Declaration of Trust, dated September 13,   organized under a Declaration of Trust,
1985, as amended from time to time.  The            dated April 7, 1988, as amended from
obligations of such Trust are not personally        time to time.  The obligations of such
binding upon, nor shall resort be had to the        Trust are not binding upon, nor shall
property of, any of the Trustees, shareholders,     resort be had to the property of, any
officers, employees or agents of such Trust,        of the Trustees, shareholders, officers,
but the Trust's property only shall be bound.       Employees or agents of such Trust
                                                    individually, but the Trust's assets and
                                                    property only shall be bound.


NATIONAL CITY VENTURE                               GREAT LAKES CAPITAL
CORPORATION                                         INVESTMENT I, L.L.C.


/s/  William H. Schecter                            /s/  William H. Schecter
----------------------------------                  --------------------------------
By: William H. Schecter                             By:  William H. Schecter
Its:  President                                     Its:   President





LUND INDUSTRIAL HOLDINGS, INC.                      LUND INDUSTRIES, INCORPORATED



/s/   Edmund J. Schwartz                            /s/  Edmund J. Schwartz
------------------------------------                ----------------------------------
By: Edmund J. Schwartz                              By: Edmund J. Schwartz
Its: Chief Financial Officer                        Its: Chief Financial Officer

DFM CORP.                                           AUTO VENTSHADE COMPANY



/s/  Edmund J. Schwartz                             /s/  Edmund J. Schwartz
----------------------------------                  ----------------------------------
By: Edmund J. Schwartz                              By: Edmund J. Schwartz
Its: Chief Financial Officer                        Its: Chief Financial Officer

DEFLECTA-SHIELD CORPORATION                         SMITTYBILT, INC.



/s/  Edmund J. Schwartz                             /s/  Edmund J. Schwartz
-------------------------------------               -----------------------------------
By: Edmund J. Schwartz                              By: Edmund J. Schwartz
Its: Chief Financial Officer                        Its: Chief Financial Officer

BELMORE AUTOTRON CORP.


/s/  Edmund J. Schwartz
-------------------------------------
By: Edmund J. Schwartz
Its: Chief Financial Officer
